UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 21, 2023

(Date of earliest event reported: January 18, 2023)

il2m INTERNATIONAL CORP.

  (Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	333-176587 (Commission File No.)	27-3492854 (IRS Employer Identification No.)

370 Amapola Ave., Suite 200-A

 Torrance, CA 90501

(Address of principal executive offices, including zip code)

(424) 358-1046

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Title of each class Trading	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ILIM	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [X]

This Current Report on Form 8-K of IL2M INTERNATIONAL CORP. (“NW Tech” or the “Company”), and the documents incorporated herein by reference, may contain forward-looking statements which are based on Management's current expectations, estimates and projections subject to change. Words such as "anticipates," "expects," "intends," "plans," "targets," "projects," "believes," "seeks," "estimates" and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond the Company’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. You should not place undue reliance on these forward-looking statements. Unless legally required, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 1.02	Termination of a Material Definitive Agreement.

On January 18, 2023, the Company, Alpharidge Capital LLC, (“Alpharidge”) a California limited liability company, controlled by Frank I Igwealor, and Kristin Simpson-Oloso entered into an agreement to terminate a previously executed Securities Purchase Agreement of June 24, 2022 (the “SPA”), by which Kristin Simpson-Oloso purchased five billion (5,000,000,000) shares of IL2M International Corp.’s Common stock and one million (1,000,000) shares of the “2022 Series A Super Voting Preferred Stock, in exchange for a $475,000 convertible note payable in favor of Alpharidge Capital, LLC. Pursuant to the “Cancellation Agreement and Mutual Release,” Kristin Simpson-Oloso shall resign from all officer and directorship position she held in the Company. Furthermore, Kristin Simpson-Oloso shall return the Company’s shares that she received consisting of five billion (5,000,000,000) shares of Common stock and one million (1,000,000) shares of the “2022 Series A Super Voting Preferred Stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2023, following the execution of Cancellation Agreement and Mutual Release between the Company, Alpharidge Capital, and Kristin Simpson-Oloso, Kristin Simpson-Oloso resigned her position as President and CEO, Director, Secretary, and Treasurer.of the Company with immediate effect.

On January 18, 2023, following the resignation of our previous officer and director, Mr Ambrose O Egbuonu was appointed as the Company’s new as President and CEO, Director, Secretary, and Treasurer.

Item 9.01	Financial Statements and Exhibits.

(d)   Financial Statements of Businesses Acquired.

99.1  Cancellation Agreement and Mutual Release

99.2 Resignation and Appointment Resolution

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2023

IL2M INTERNATIONAL CORP.

By:	/s/ Ambrose O Egbuonu
Ambrose O Egbuonu
CEO, CFO, President and Director